Exhibit 99.3

For Immediate Release

GP Strategies Agrees to Merge with Learning Technologies Group, Creating One of the World’s

Largest Workforce Transformation Companies

All-cash consideration represents a premium of approximately 32% for GP Strategies stockholders

Columbia, MD., – July 15, 2021 – GP Strategies Corporation (NYSE: GPX), a global workforce transformation solutions provider, today announced it has entered into a definitive agreement to be acquired by Learning Technologies Group (AIM: LTG.L), a provider of services and technologies for digital learning and talent management, for $20.85 per GP Strategies share in cash, in a transaction valued at approximately $394 million. This transaction represents a premium of 40% over the volume weighted average closing price of GP Strategies shares over the past 180 days, 30% over the volume weighted average closing price over the past 60 days and 32% over the closing price on July 14, 2021, the last trading day prior to this announcement. GP Strategies’ Board of Directors has unanimously approved the transaction.

Together, Learning Technologies Group and GP Strategies will create one of the world’s largest workforce transformation companies providing solutions to help organizations and their employees operate more effectively by delivering innovative and superior training, consulting, and business improvement services that are customized to meet its clients’ needs. This transaction will also provide GP Strategies access to a larger client base, broader product and services offerings, and a larger global footprint, unlocking substantial value and growth opportunities driven by greater scale, diversity and balance across all products, services, and geographies.

“This transaction represents a tremendous opportunity for our customers and our talented employees to work with the global leader in workplace talent and learning, while providing our shareholders with a meaningful premium to our existing stock price,” said Adam Stedham, Chief Executive Officer at GP Strategies. “This combination not only accelerates our growth strategy, but it will also bolster GP Strategies’ best-in-class platform with complementary products and specialist services to drive successful and meaningful workforce transformation for our clients. Together, we will offer a customized, holistic tool kit to organizations at the forefront of workplace innovation all around the globe.”

Mr. Stedham continued, “This agreement with Learning Technologies Group is a true testament to the many strengths of our organization, including our reputation in the industry, technical expertise and highly qualified workforce. This combination will position both companies for immediate success and long-term growth while providing GP Strategies shareholders with immediate and certain premium value.”

“LTG has long admired GP Strategies and has been in regular contact with their management about a possible combination over the past few years,” said Jonathan Satchell, Chief Executive of Learning Technologies Group. “I look forward to welcoming GP’s teams and people, who are joining an exciting journey as we benefit from consolidation of the growing corporate learning and talent management industry.”

The transaction is expected to be completed during the fourth quarter of 2021, subject to GP Strategies shareholder approval, regulatory clearances, and other customary closing conditions. Upon closing of the transaction, GP Strategies will become a division of Learning Technologies Group and its shares will no longer be listed on the NYSE. The Company expects to continue to go to market with the GP Strategies brand and portfolio of offerings.

Sagard Capital Partners Management, GP Strategies’ largest shareholder, supports the transaction and has entered into a voting and support agreement to vote its shares in favor of the transaction, subject to customary terms and conditions.

Advisors

Jefferies LLC is serving as exclusive financial advisor and Hogan Lovells is serving as legal adviser to GP Strategies in connection with the transaction.

Goldman Sachs International is serving as exclusive financial advisor, Numis Securities Limited is serving as debt advisor and DLA Piper is serving as legal advisor to Learning Technologies Group in connection with the transaction.

About GP Strategies

GP Strategies (NYSE: GPX) is a global workforce transformation provider of organizational and technical performance solutions. Gravity’s solutions improve the effectiveness of organizations by delivering innovative and superior training, consulting, and business improvement services customized to meet the specific needs of its clients. Clients include Fortune 500 companies, automotive, financial services, technology, aerospace and defense industries, and other commercial and government customers. Additional information can be found at gpstrategies.com.

About Learning Technologies Group

Learning Technologies Group (LTG) is a leader in the high-growth workplace learning and talent industry. The Group offers end-to-end learning and talent management solutions, from strategic consultancy, through a range of content and platform solutions, to analytical insights that enable corporate and government clients to close the gap between current and future workforce capability.

LTG is listed on the London Stock Exchange’s AIM (LTG.L) and headquartered in London. The Group has offices in Europe, North America, South America and Asia-Pacific.

LTG’s business, including LEO Learning, Gomo, PRELOADED, Rustici Software, PeopleFluent, Affirmity, Watershed, VectorVMS, Instilled, Reflektive, Bridge, PDT Global and Open LMS, are at the forefront of innovation and best practice in the learning technology and talent management sectors, and have received numerous awards for their exceptional performance. Our portfolio of brands represents the best of breed and is acknowledged throughout the industry as market leaders.

For more, visit ltgplc.com.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, GP Strategies will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to GP Strategies’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORTED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on GP Strategies’s website at www.gpstrategies.com and clicking on the “Investors” link and then clicking on the “SEC Filings” link. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to GP Strategies Corporation, Secretary, 70 Corporate Center, 11000 Broken Land Parkway, Suite 300, Columbia, Maryland, 21044, telephone: (443) 367-9600.

Participants in the Solicitation

GP Strategies and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of GP Strategies in connection with the proposed transaction. Information regarding GP Strategies’s directors and executive officers can be found in GP Strategies’s Form 10-K/A filed on April 30, 2021 and other documents subsequently filed by GP Strategies with the SEC. Additional information regarding the interests of GP Strategies’s directors and executive officers in the proposed transaction will be included in the proxy statement for proposed transaction described above when it becomes available. These documents are available free of charge at the SEC’s website at www.sec.gov and GP Strategies’s website at www.gpstrategies.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “intend”, “expect”,

“estimate”, “plan”, “outlook” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) conditions to the closing of the proposed transaction, including the obtaining of required regulatory or stockholder approvals, may not be satisfied; (2) the proposed transaction may involve unexpected costs, liabilities or delays; (3) the business of GP Strategies and Learning Technologies Group may suffer as a result of uncertainty surrounding the proposed transaction; (4) the outcome of any legal proceedings related to the proposed transaction; (5) GP Strategies and Learning Technologies Group may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) the ability to recognize benefits of the proposed transaction; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all; and (10) the risks described from time to time in GP Strategies’s reports filed with the SEC under the heading “Risk Factors,” including, without limitation, the risks described under the caption “Risk Factors” in GP Strategies’s Annual Report on Form 10-K filed on March 12, 2021 and as amended April 30, 2021, and as may be revised in GP Strategies’s future SEC filings. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this current report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. None of GP Strategies or Learning Technologies Group undertakes any obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

CONTACTS:

Michael Dugan, Chief Financial Officer, mdugan@gpstrategies.com, Candice Hester, Vice President, Investor Relations chester@gpstrategies.com; Nancy Williams, Vice President, Global Marketing & Communications nwilliams@gpstrategies.com

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